QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this amendment number two to the Registration Statement on Form F-4 of FIMEP SA of our report dated May 7, 2003 relating to the financial statements of FIMAF SAS, which appear in such Registration Statement. We also consent to the references to us under the heading "Selected Financial Data" in such Registration Statement.

/s/ PricewaterhouseCoopers

Paris, France
July 25, 2003

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS